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                                                                  EXHIBIT 23.1

                        CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Amendment No. 1 to the Registration Statement on Form S-1 of our report dated February 14, 2003 relating to the financial statements of Idenix Pharmaceuticals, Inc., which appears in such Registration Statement. We also consent to the reference to us under the headings "Experts" and "Selected Consolidated Financial Data" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
January 26, 2004